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                                 CERTIFICATIONS

EXHIBIT 31.1

            CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 302
                          OF SARBANES-OXLEY ACT OF 2002

I, the undersigned Clifton H. Morris, Jr., Chairman of the Board and Chief Executive Officer of AmeriCredit Corp. (the "Company"), certify that:

     (1) I have reviewed the Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2003 (the "Report");

     (2) Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by the Report;

     (3) Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in the Report;

     (4) The Company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and we have (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within these entities, particularly during the period in which the Report is being prepared; (b) evaluated the effectiveness of the Company's disclosure controls and procedures and presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the Report based on such evaluation; and (c) disclosed in the Report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter (the quarter ended June 30, 2003) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

     (5) The Company's other certifying officers and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the Company's auditors and to the Audit Committee of the Board of Directors: (a) all significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

Dated:   September 29, 2003

                                                 /s/ Clifton H. Morris, Jr.
                                                 -----------------------------
                                                 Clifton H. Morris, Jr.
                                                 Chairman of the Board and
                                                 Chief Executive Officer

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            CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 302
                          OF SARBANES-OXLEY ACT OF 2002

I, the undersigned Daniel E. Berce, President of AmeriCredit Corp. (the "Company"), certify that:

     (1) I have reviewed the Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2003 (the "Report");

     (2) Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by the Report;

     (3) Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in the Report;

     (4) The Company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and we have (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within these entities, particularly during the period in which the Report is being prepared; (b) evaluated the effectiveness of the Company's disclosure controls and procedures and presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the Report based on such evaluation; and (c) disclosed in the Report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter (the quarter ended June 30, 2003) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

     (5) The Company's other certifying officers and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the Company's auditors and to the Audit Committee of the Board of Directors: (a) all significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

Dated:   September 29, 2003

                                                   /s/ Daniel E. Berce
                                                   -----------------------
                                                   Daniel E. Berce
                                                   President

            CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 302
                          OF SARBANES-OXLEY ACT OF 2002

I, the undersigned, Preston A. Miller, Executive Vice President, Chief Financial Officer and Treasurer of AmeriCredit Corp. (the "Company"), certify that:

     (1) I have reviewed the Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2003 (the "Report");

     (2) Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by the Report;

     (3) Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in the Report;

     (4) The Company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and we have (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within these entities, particularly during the period in which the Report is being prepared; (b) evaluated the effectiveness of the Company's disclosure controls and procedures and presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the Report based on such evaluation; and (c) disclosed in the Report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter (the quarter ended June 30, 2003) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

     (5) The Company's other certifying officers and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the Company's auditors and to the Audit Committee of the Board of Directors: (a) all significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

Dated:   September 29, 2003

                                               /s/ Preston A. Miller
                                               --------------------------------
                                               Preston A. Miller
                                               Executive Vice President, Chief
                                               Financial Officer and Treasurer